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                                                                    EXHIBIT 99.5

                      SECOND AMENDMENT TO RIGHTS AGREEMENT

      THIS SECOND AMENDMENT to the Rights Agreement dated as of June 28, 2004, between Salton, Inc., a Delaware corporation (the "Company"), and UMB Bank, N.A., as Rights Agent (the "Rights Agent"), as amended by Amendment No. 1 thereto dated as of June 7, 2006 (as amended, the "Rights Agreement"), is dated as of the 7th day of February 2007.

      WHEREAS, the Company intends to enter into an Agreement and Plan of Merger, dated as of February 7, 2007, among the Company, SFP Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MergerSub"), and APN Holding Company, Inc., a Delaware corporation ("Apple Holdco") (as it may be amended from time to time, the "Merger Agreement");

      WHEREAS, subject to the terms and conditions of the Merger Agreement, MergerSub will be merged with and into Apple Holdco, with Apple Holdco surviving as a wholly-owned subsidiary of the Company (the "Merger") and, by virtue of the Merger, all of the issued and outstanding shares of common stock, par value $0.01 per share, of Apple Holdco ("Apple Holdco Common Stock") will be converted into the right to receive fully paid and non assessable Common Shares of the Company;

      WHEREAS, concurrently with the execution of the Merger Agreement, and as a condition to the willingness of the Company to enter into the Merger Agreement, each of the Apple Holdco Stockholders are entering into a commitment agreement with the Company in the form attached as Exhibit B to the Merger Agreement under which the Apple Holdco Stockholders will, among other things, agree (i) to execute and deliver, and not to revoke or modify, the unanimous written consent of the Apple Holdco Stockholders approving the Transactions and (ii) not to transfer any of their shares of Apple Holdco Common Stock (the "Commitment Agreement");

      WHEREAS, concurrently with the execution of the Merger Agreement, and as a condition to the willingness of the Company to enter into the Merger Agreement, each of the Apple Holdco Stockholders are entering into an agreement with the Company in the form attached as Exhibit G to the Merger Agreement pursuant to which the Apple Holdco Stockholders will, among other things, agree to certain covenants and certain actions in connection with the transactions contemplated by the Merger Agreement (the "Apple Holdco Stockholder Agreement" and collectively with the Commitment Agreement, the "Ancillary Agreements");

      WHEREAS, the Board of Directors of the Company believes that it is advisable and in the best interests of the Company and its stockholders that the Merger be consummated on the terms set forth in the Merger Agreement;

      WHEREAS, the Board of Directors of the Company believes that it is advisable and in the best interests of the Company and its stockholders that the Rights Agreement be amended as set forth herein; and

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      WHEREAS, Section 27 of the Rights Agreement authorizes the Company to adopt the proposed amendment without the approval of the Company's stockholders;

      NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Amendment) and agreements contained herein, the parties hereto agree to amend the Rights Agreement as follows:

            1. Section 1(a) of the Rights Agreement is hereby modified and amended by inserting the following sentences at the end of such Section 1(a):

      "Notwithstanding anything in this Section 1(a) to the contrary, none of the Apple Holdco Stockholders nor any of their Affiliates (including, without limitation, APN Holding Company, Inc., a Delaware corporation ("Apple Holdco"), and Apple Incorporated, a Florida corporation and a wholly-owned subsidiary of Apple Holdco ("Apple")) shall be, or shall be deemed to be, an Acquiring Person by virtue of or as a result of (A) the approval, execution or delivery of the Merger Agreement, the Commitment Agreement or the Apple Holdco Stockholder Agreement; (B) the approval of the Merger, the Share Issuance or the Strawberry Charter Amendment; (C) the announcement or consummation of the Merger, the Share Issuance or the Strawberry Charter Amendment; or (D) the consummation of the other transactions contemplated by the Merger Agreement, the Commitment Agreement or the Apple Holdco Stockholder Agreement in accordance with the terms and conditions thereof. Each event described in subclauses (A), (B),
      (C) and (D) is referred to herein as an "Exempted Transaction"."

      2. Section 1(w) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding any provision of this Agreement to the contrary, a Shares Acquisition Date shall not be deemed to have occurred by virtue of or as a result of the public announcement of any Exempted Transaction."

      3. Section 1(aa) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding any provision of this Agreement to the contrary, a Triggering Event shall not be deemed to have occurred by virtue of or as a result of any Exempted Transaction."

      4. Section 1 of the Rights Agreement is hereby modified and amended by inserting the following subsections immediately prior to the last sentence of such Section 1:

            "(bb) "Apple Holdco Stockholders" shall have the meaning set forth in the Merger Agreement.

            (cc) "Apple Holdco Stockholder Agreement" shall have the meaning set forth in the Merger Agreement.

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            (dd) "Commitment Agreement" shall have the meaning set forth in the
      Merger Agreement.

            (ee) "Effective Time" shall have the meaning set forth in the Merger Agreement.

            (ff) "Merger" shall have the meaning set forth in the Merger Agreement.

            (gg) "Merger Agreement" shall mean the Agreement and Plan of Merger, dated, dated as of February 7, 2007, among the Company, SFP Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("MergerSub"), and APN Holding Company, Inc., a Delaware corporation ("Apple Holdco"), as such agreement may be amended from time to time.

            (hh) "Share Issuance" shall have the meaning set forth in the Merger Agreement.

            (ii) "Strawberry Charter Amendment" shall have the meaning set forth in the Merger Agreement.

      5. Section 3(a) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding any provision of this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred by virtue of or as a result of any Exempted Transaction."

      6. Section 7(a) of the Rights Agreement is hereby amended by deleting the word "or" immediately prior to clause (iii) thereof and substituting "," therefor and by inserting the following at the end of such clause (iii):

      "or (iv) immediately prior to the Effective Time of the Merger as provided in the Merger Agreement, but only if such Effective Time shall occur."

      7. The Rights Agreement is hereby amended by adding a new Section 35 to the end of the Rights Agreement, which new Section 35 shall read in its entirety as follows:

            "Section 35. Termination. Immediately prior to the Effective Time, but only if such Effective Time shall occur, (a) the Rights Agreement shall be terminated and be without any further force or effect, (b) none of the parties to the Rights Agreement will have any rights, obligations or liabilities thereunder and (c) the holders of the Rights shall not be entitled to any benefits, rights or other interests under the Rights Agreement, including, without limitation, the right to purchase or otherwise acquire one one-thousandth of a Preferred Share, Common Shares and/or other securities, cash or other property, as the case may be, of the Company. Notwithstanding the foregoing, Section 18 hereof shall survive the termination of the Rights Agreement. The Company will notify in writing the Rights Agent of the Effective Time. The Rights Agent will not be deemed to have knowledge of the Effective Time unless and until it has received such written notice."

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      8. Capitalized terms used but not defined herein shall have the meaning assigned to such terms in the Rights Agreement.

      9. Except as expressly amended hereby, the Rights Agreement remains in full force and effect.

      10. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

      11. This Amendment to the Rights Agreement shall be effective as of the date hereof, and all references to the Rights Agreement shall, from and after such time, be deemed to be references to the Rights Agreement as amended hereby.

      12. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

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      IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the day and year first above written.

                                     SALTON, INC.

                                     By: __________________________
                                     Name:
                                     Title:

                                     ACKNOWLEDGEMENT OF RECEIPT:

                                     UMB BANK, N.A., as Rights Agent

                                     By: __________________________
                                     Name:
                                     Title:

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